Exhibit 10.3 Form Of Offshore Securities Subscription Agreement OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT
This Offshore Securities Subscription Agreement ("Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act"). This Agreement has been executed by the undersigned in connection with the private placement of up to $250,000 Series A 10% Convertible Debentures (hereinafter referred to as the "Debentures") of Level Best Golf, Inc., a corporation organized and existing under the laws of the State of Florida, U.S.A., trading symbol "LBGF" (hereinafter referred to as the COMPANY).
The Debentures being sold pursuant to this Agreement, and the Shares (as defined below), have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. Persons, other than distributors (as such terms are defined in Regulation S), unless the Debentures or the Shares, as the case may be, are registered under the 1933 Act, or an exemption from the registration provisions of the 1933 Act is available. The terms on which the Debentures may be converted into common stock (the "Shares") and the other terms of the Debentures are set forth in the pro forma Debenture in Annex I annexed hereto. This subscription and, if accepted by the COMPANY, the offer and sale of Debentures and the Shares issuable upon conversion thereof (collectively the "Securities"), are being made in reliance upon the provisions of Regulation S under the 1933 Act. The undersigned
NAME:
ADDRESS:



if applicable, a [Corporation] [Partnership] [Trust] organized under the laws of Ireland, a non USA jurisdiction (hereinafter referred to as the "PURCHASER") hereby represents and warrants to, and agrees with, the COMPANY as follows:



1.	Agreement to Subscribe.

a.	Subscription Amount.  The undersigned hereby subscribes for
$              in principal amount of Series A 10% Debentures.



b.	Form of Payment.  The PURCHASER shall pay the purchase price for the
Debentures by delivering immediately available funds in United States Dollars to the escrow agent identified in the Joint Escrow Instructions attached hereto as Annex II (the "Escrow Agent"). Deliver of such funds to the COMPANY by the Escrow Agent shall be made against delivery by the COMPANY of one or more Debentures in accordance with this Agreement. By signing this Agreement, the PURCHASER and the COMPANY each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as Annex II, all of the provisions of which are incorporated herein by this reference as if set forth in full.



c. Method of Payment. Payment of the purchase price for the Debentures shall be made by wire transfer of funds to:



For credit to the account of Thomson Kernaghan & Co. Ltd.  Account No.

Not later than three (3) business days after the acceptance and execution of this Agreement by the COMPANY, the PURCHASER shall deposit with the Escrow Agent the aggregate subscription price for the Debentures.





2. Subscriber Representations and Covenants; Access to Information; Independent Investigation.

a. Offshore Transaction. PURCHASER represents, warrants and covenants to COMPANY as follows:

i. PURCHASER was at the time of the offer and is not a U.S. Person as that term is defined under Regulation S.



ii. PURCHASER was at the time of the offer and is outside the United States as of the date of the execution and delivery of this Agreement.



iii. 	PURCHASER is purchasing the Debentures for its own account and not on behalf of any U.S. Person, and PURCHASER is the sole beneficial owner of the Debentures, and has not pre-arranged any sale with any purchaser or purchasers in the United States.



iv.	PURCHASER represents and warrants and hereby agrees that all offers and sales of the Debentures prior to the expiration of a period commencing on the date of the receipt of funds by the COMPANY and ending 40 days thereafter (the "Restricted Period") shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40-day period shall be made only pursuant to such registration or to an exemption from registration.



V.	PURCHASER acknowledges that the purchase of the Debentures involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the purchase of the Debentures, including the total loss of its investment.



vi.	PURCHASER understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. securities laws and that the COMPANY is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of PURCHASER set forth herein in order to determine the applicability of such exemptions and the suitability of PURCHASER to acquire the Debentures, and the Shares issuable upon conversion thereof. PURCHASER represents and warrants that the information contained herein is complete and accurate. PURCHASER further represents and warrants that it will notify the COMPANY immediately upon the occurrence of any material change therein occurring prior to the issuance of Shares upon conversion of the Debenture.



vii. 	PURCHASER is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decisions relating thereto.



viii. 	In evaluating its investment, PURCHASER has consulted its own investment and/or legal and/or tax advisors. PURCHASER is not relying on the COMPANY respecting the legal, tax and other economic considerations of an investment in the Debentures.



ix.	PURCHASER understands that in view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Debentures, and the Shares issuable upon conversion thereof, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. PURCHASER is acquiring the Debentures for investment purposes and has no present intention to sell the Debenture, or the Shares issuable upon conversion thereof, in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after the expiration of the Restricted Period.

X.	PURCHASER is not an underwriter for, or dealer in, the Securities, and PURCHASER is not participating, pursuant to a contractual agreement, in the distribution of the Securities.


xi.	PURCHASER represents, warrants and agrees, that PURCHASER will not, directly or indirectly, or through one or more intermediaries, maintain any short position in the Shares of the COMPANY during the Restricted Period.



xii. 	During the period commencing on the Closing Date (as defined herein)
and ending on the 41st day following such date, PURCHASER will not sell, commit or agree to sell or pledge any shares of Common Stock of the COMPANY or any other securities convertible into or exercisable for shares of Common Stock of the COMPANY.



PURCHASER has taken no action which would give rise to any claim by any person for brokerage commission, finders' fees or the like relating to this Agreement or the transaction contemplated hereby.



b.	Current Public Information.  PURCHASER acknowledges that PURCHASER has been furnished with or has acquired copies of the COMPANY's Form 10-KSB for year ending September 30, 1996, and Forms 10 and 8-K filed thereafter (collectively the "SEC Filings"). PURCHASER is not relying upon any representatives or other information (whether oral or written) other than as set forth in the SEC Filings or in Annex V.



c.	Independent Investigation; Access.  PURCHASER acknowledges that
PURCHASER, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and its representatives, if any, and PURCHASER and such representatives if any, have, prior to any sale to it, been given access and the opportunity to examine all material publicly available, books and records of the COMPANY, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from the COMPANY or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the COMPANY and materials relating to the offer and sale of the Debentures which have been requested. PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.



d.	No Government Recommendations or Approval.  PURCHASER understands that no federal or state agency has passed on or made any recommendations or endorsement of the Securities.



e.	Entity Purchasers.  If PURCHASER is a partnership, limited liability company, limited liability partnership, corporation, trust, or similar entity, the person executing this Agreement on its behalf represents and warrants that:
i.	He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Agreement.


ii.	He or she is duly authorized to make this investment and to enter into and execute this Agreement on behalf of such entity.


f.	Individual Purchasers.  PURCHASER, if an individual, represents that he or she has reached the age of 21 and has adequate means for providing for his or her current and anticipated financial needs and possible contingencies for emergencies and has no need for liquidity in the proposed investment.



g.	Binding Commitment.  This Agreement constitutes a legal, valid and binding obligation of the PURCHASER. The PURCHASER has full power, right and authority to enter into and perform this Agreement. The execution and delivery and performance of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the PURCHASER is a party or by which it is bound. If the PURCHASER is an entity, it was not formed for the specific purpose of acquiring the Debenture.



h.	Foreign Laws.  PURCHASER hereby covenants that it will comply with all laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or deliver the Securities, or has in its possession or distributes any offering material.



3.	COMPANY Representations.

a.	Reporting Company Status.  The COMPANY is a corporation duly organized,validly existing and in good standing under the laws of the State of Florida and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the COMPANY and its subsidiaries taken as a whole. The COMPANY is a "Reporting Issuer" as defined by Rule 902 of Regulation S. The COMPANY is a reporting issuer under Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock is quoted on the National Association of Securities Dealers, Inc.'s OTC Bulletin Board, and the Company has received no notice, either oral or written, with respect to its continued eligibility for such quoting. The COMPANY has filed all material required to be filed pursuant to all reporting obligations under
Section 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Debentures, or such shorter period as may be required by law.

b.	Offshore Transaction.  The COMPANY has not offered or sold the
Debentures to any person in the United States or, to the best knowledge of the COMPANY, any identifiable groups of U.S. citizens abroad or any U.S. person as that term is defined in Regulation S. At the time the offer was made and the buy order for the Debentures was originated, the COMPANY and/or its agents reasonably believed PURCHASER was outside the United States and was not a U.S. Person.


c.	No Directed Selling Efforts.  In regard to this transaction, the
COMPANY has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has the COMPANY conducted any general solicitation relating to the offer and sale of the within securities to persons resident with the United States or elsewhere.


d. 	Terms of Debentures.  The COMPANY will issue the Debentures in accordance with the terms of Annex I attached hereto.

e.	Legality.  The COMPANY has the requisite corporate power and authority to enter into this Agreement and to sell and deliver the Debentures;
this Agreement and the issuance of the Debentures have been duly and validly authorized by all necessary corporate action by the COMPANY;
this Agreement has been duly and validly executed and delivered by and on behalf of the COMPANY, and is a valid and binding agreement of the COMPANY, enforceable against it in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally.


f.	Non-Contravention.  The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, other than the conversion provision thereof, and the transactions contemplated by this Agreement and the Debentures do not and will not conflict with or result in a breach by the COMPANY of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the COMPANY, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the COMPANY is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States of any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the COMPANY or any of its properties or assets.


g.	Filings.  The COMPANY undertakes and agrees to make all necessary filings in connection with the sale of the Debentures as required by United States laws and regulations or any domestic securities exchange or trading market.


h.	Absence of Certain Changes.  Since September 30, 1996, there has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the COMPANY, except as disclosed in the SEC Filings or in Annex V.


i. The COMPANY has legally available sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debentures.

j.	Litigation.  There is no action, suit or preceding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the COMPANY, threatened against or affecting the COMPANY, or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the COMPANY, or which might materially and adversely affect the properties or assets thereof.



k.	No Default.  Except as set forth in Annex V, the COMPANY is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound, and neither the execution, nor the delivery by the COMPANY, nor the performance by the COMPANY of its obligations under this Agreement or the Debentures, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provision of, or constitute an default or result in the creation or composition of any lien or charge on any assets or properties of the COMPANY under any material indenture, mortgage, deed of trust or other material agreement or instrument to which the COMPANY is a party or by which it is bound or any statute or the Certificate of Incorporation or By-Laws of the COMPANY, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the COMPANY or its properties.



1.	SEC Filings.  None of the SEC Filings with the Securities and Exchange
Commission contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The
COMPANY has since before June 1, 1996, timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.


M.	Full Disclosure.  There is no fact known to the COMPANY (other than general economic conditions known to the public generally) that has not been disclosed in writing to the PURCHASER that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the COMPANY or (ii) could reasonably be expected to materially and adversely affect the ability of the COMPANY to perform its obligations pursuant to this Agreement.


n.	Prior Issues.  During the twelve (12) months preceding the date hereof, the Company has not issued any securities pursuant to Regulation S or Regulation D under the Act, except as set forth in Exhibit 3(n). The presently outstanding principal amount of each such issuance, if any, is set forth in ANNEX V.


0.	Use of Proceeds.  The COMPANY will use the proceeds from the sale of the Debenture (excluding amounts paid by the COMPANY for legal fees and finders' fees in connection with the "Sale of the Debenture) as more fully set forth in AN14EX V.



4.	Transfer Agent Instructions.

a.	Debentures.  The COMPANY shall act as Debenture Registrar and shall maintain an appropriate ledge containing the necessary information with respect to each Debenture.

b.	Subject to the completeness and accuracy of the PURCHASER's
representations and warranties herein, upon the conversion of any Debenture by a person who is a non-U.S. Person, the COMPANY shall, at its expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the COMPANY's transfer agent shall issue stock certificates without restrictive legend or stop orders in the name of PURCHASER (or its nominee [being a non-U.S. Person] or such non-U.S. Persons as may be designated by PURCHASER) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. The COMPANY warrants that no instructions other than these instructions, instructions to impose a "stop transfer" instruction with respect to the Debenture until the end of the Restricted Period have been or will be given to the transfer agent and that the Shares will not be subject to any transfer limitations other than those imposed by applicable securities law. Nothing in this Section 4, however, shall affect in any way PURCHASER's or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.


c.	It will permit the PURCHASER to exercise its right to convert the
Debentures by telecopying an executed and completed Notice of Conversion to the COMPANY and delivering within three business days thereafter, the original Notice of Conversion and the Debenture representing the Shares to the COMPANY by express courier. Each date on which a Notice of Conversion is telecopied to and received by the COMPANY in accordance with the provisions hereof shall be deemed a Conversion Date. Within three (3) business days after receipt by the COMPANY of the original Notice of Conversion and the Debenture representing the Shares to be converted (the "Notice Date"), the COMPANY will instruct its transfer agent to issue, on an expedited basis, the certificates representing the Shares of Common Stock issuable upon conversion of any Debentures and transmit the certificates (together with the Debenture representing the Shares not so converted) to the PURCHASER via express courier, by electronic transfer or otherwise.


d.	The Company understands that a delay in notifying the transfer agent to issue the Shares of Common Stock beyond the Notice Date could result in economic loss to the PURCHASER. As compensation to the PURCHASER for such loss, the Company agrees, in the event the Company interferes with or obstructs, by means of unsupportable objections, threats or otherwise, the transfer agent's issuance and delivery of the certificates, or raises unsupportable objections to the issuance and delivery or otherwise causes a delay in issuance and delivery without justifiable cause, to pay late payments to the PURCHASER for late notice upon Conversion in accordance with the following schedule (where
"No. Business Days Late" is defined as the number of business days beyond five (5) business days from the Notice Date: Late Payment For
Each $10,000 of Debenture Principal



	No. Business Days Late	Amount Being	Converted
	1		$50
	2		$100
	3		$150
	4		$200
	5		$250
	6		$300
	7		$350
	8		$400
	9	$450
	10	$500
	more than 10	$550
	plus $100 for each Business
	Day Late beyond 10 days


The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit PURCHASER's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to the PURCHASER, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) business days after the Delivery Date, the PURCHASER will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the PURCHASER shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.



5. Exemption; Reliance on Representation.


a.	PURCHASER understands that the offer and sale of the Debentures, and the Shares issuable upon conversion thereof, is not being registered under the 1933 Act. The COMPANY is relying on the rules of governing offers and sales made outside the United States pursuant to Regulation S Rules 901 through 904 of Regulation S govern this transaction.



b.	Notwithstanding the provisions hereof, in no event (except with respect to an Event of Mandatory Conversion upon the maturity of the Debenture) shall the holder be entitled to convert any Debenture in excess of the number of shares upon conversion of which the sum of
(1) the number of shares of Common Stock beneficially owned by the PURCHASER and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture) and (2) the number of shares of Common Stock issuable upon the conversion of the Debenture with respect to which the determination of this proviso is being made would result in beneficial ownership by the PURCHASER and its affiliates of more than 4.9% of the outstanding shares of Common
Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause
(1) of such provision.



6.	Closing Date and Escrow Agent.  The date of the issuance of the
Debentures and the sale of the Debentures as evidenced by receipt of the COMPANY from the Escrow Agent of Purchaser's purchase funds (the "Closing Date") shall be no later than two (2) business days after execution hereof by all parties or such other mutually agreed to time. PURCHASER shall within three (3) business days after acceptance and execution of this Agreement by the COMPANY, deliver the necessary funds as indicated in Paragraph 1 to the Escrow Agent. Debentures will be delivered to the Escrow Agent at the instructions of the COMPANY. PURCHASER agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to hold the Escrow Agent harmless.



7.	Conditions to the COMPANY's obligation to Sell.  PURCHASER
understands that the COMPANY's obligation to sell the Debentures is conditioned upon:
a.	Acceptance by PURCHASER of an Agreement for the sale of
Debentures;

b.	Delivery to the Escrow Agent by each PURCHASER of immediately available funds in United States Dollars as payment in full for the purchase of the Debentures; and



c. 	The accuracy on the Closing Date of the representations and
warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the Closing Date.



d.	There shall not be in effect any law, rule or regulation
prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

8.	Conditions to PURCHASER's Obligation to Purchase.  The COMPANY
understands that PURCHASER's obligation to purchase the Debentures is conditioned upon:

a.	The receipt and acceptance by the COMPANY of this Agreement as evidenced by execution of this Agreement by the President or any Vice President of the COMPANY. The acceptance of funds by the COMPANY shall be deemed to be construction acceptance of this Agreement;



b.	Delivery of Debentures to Escrow Agent as herein set forth;

C.	The accuracy on the Closing Date of the representations and
warranties of the COMPANY contained in this Agreement and the performance by the COMPANY on or before the Closing Date of all covenants and agreements of the COMPANY required to be performed on or before the Closing Date; and



d.	Delivery to the Escrow Agent of an opinion of counsel for the
COMPANY, dated the Closing Date and addressed to PURCHASER, in the form attached hereto as Annex II.
e.	Delivery to the Escrow Agent of the Irrevocable Instructions to
Transfer Agent in the form attached hereto as Annex IV.



9.	Registration of the Securities.  After the expiration of the
Restricted Period, if the COMPANY fails to issue to the PURCHASER or the PURCHASER's transferees certificates for shares of Common Stock issuable upon conversion of the Debentures bearing no restrictive legend and free of stop transfer instructions for any reason other than the COMPANY's reasonable good faith belief that the representations and warranties made by the PURCHASER in this Agreement were untrue when made, then the COMPANY shall be required, at the request of the PURCHASER and at the COMPANY's expense, to effect the registration of such shares of Common Stock under the act, and relevant Blue Sky laws as promptly as is practicable. The COMPANY and the PURCHASER shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. The COMPANY shall file a registration statement within thirty (30) days of PURCHASER's written demand therefor and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the Securities and Exchange Commission with respect to such registration statement and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the Securities and Exchange Commission. Once declared effective by the Securities and Exchange Commission, the COMPANY shall cause such registration statement to remain effective until the earlier of (I) the sale by the PURCHASER of all shares of Common Stock so registered or (ii) 120 days after the effective date of such registration statement. In the event that the COMPANY has not effected the registration of such shares of Common Stock under the Act and relevant Blue Sky laws within 120 days after the date of the PURCHASER's demand therefor, the COMPANY shall pay to the PURCHASER by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to $100,000. Such payment shall be made to the PURCHASER immediately upon expiration of the 120-day period referenced in the preceding sentence if the registration of such shares of Common Stock is not effected by such date; provided, however, that the payment of such liquidated damages shall not relieve the COMPANY from its obligations to register such shares of Common Stock pursuant to this Section



 10. Certain Agreements. The COMPANY covenants and agrees that it will not enter into any subsequent or further offer of sale of common stock or securities convertible into common stock with any third party within a period of three hundred sixty (360) days from the Closing Date, without first offering the PURCHASER the opportunity to (which shall remain open for a period of five business days from the date the PURCHASER receives notice thereof) to purchase all such additional securities (in the discretion of terms and provisions on which the Company proposes to securities to such third party. In the event that the participate in any such investment, the Company shall with prompt written notice of the consummating of any a third party, specifying the material terms thereof. 10 will not apply to (x) the issuance of securities in connection with a merger, consolidation, sale of assets, disposition of a business, produce or license by the Company, strategic alliance, bank loan or agreement, public offering, securities issued at the then current market price (as determined in good faith by the Board of Directors), or the exercise of options, or (y) the exchange of the capital stock of the Company for assets, stock or other joint venture interests. This Section 10 may be waived by the holders of two-thirds of the outstanding principal amount of the Debentures (whether or not the PURCHASER shall consent thereto).

the PURCHASER) on the offer such additional PURCHASER declines to provide the PURCHASER such transaction with However, this Section (other than for cash)



11.	Governing Law; Arbitration.  This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Canada, except for matters arising Under the Act, without reference to principles of conflicts of law. Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction.



12.	Notices.  All- notices given under this Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):



COMPANY:    Level Best Golf, Inc.
14561 58th Street North
Clearwater, Florida 34620

Attention: Mr. Fred L. Solomon, President
Facsimile No. (813) 535-0077
With a copy (that does not constitute notice) to:
Mr. Jackson L. Morris
Attorney at Law

3116 West North A Street
Tampa, Florida 33609
Facsimile No. (813) 873-9628

PURCHASER:	At the address set forth on the first page of this Agreement.


ESCROW AGENT: Thomson Kernaghan & Co. Ltd.
365 Bay Street

Toronto, Ontario M5H 2V2 Canada

Attention: Mr. Mark E. Valentine, Vice President
Facsimile No. (416) 860-6140
With a copy (that does not constitute notice) to:
Mr. John M. Mann
Attorney at Law

2200 Post Oak Boulevard, Suite 614
Houston, Texas 77056-4706

Facsimile No. (713) 622-7185



13.	Survival of Representations and Warranties.  PURCHASER's
representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the Debenture.



14.	Confidentiality.  Each of the COMPANY and the PURCHASER agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any times is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which at the time of disclosure is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.



15.	Indemnification.  Each of the Company and the PURCHASER agrees to indemnify the other and hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach of the indemnifying party of any representation, warranty or covenant made by it in this Agreement.



SIGNATURES FOR ENTITY PURCHASERS

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct, and that it has caused this Offshore Securities Subscription Agreement to be duly executed on its behalf this day of 1 1997.
Printed Name of Purchaser
By:

(Signature of Authorized Person)



Printed Name and Title of Authorized Person

SIGNATURE OF INDIVIDUAL PURCHASERS
IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct, and that the has duly executed this Offshore

Securities Subscription Aqreement this       day of                 , 1997.


________________________________
Signature

_________________________________
Printed Name


__________________________________
Signature


Printed Name
Accepted this _____day of the month of ____________________________, 1997.
LEVEL BEST GOLF, INC.
By:
Name:
Title:



All correspondence and delivery of certificates and confirmation should be addressed to the above-named person and sent by the COMPANY to his business home address (check one).
Capacity of Subscriber (check one):
Individual
Corporation
Partnership
Other                                (Please specify)
Ownership of Debentures (check one):
Individual
Joint Tenant, with right of survivorship
Tenants in Common
Tenants in Entirety
Community Property
Country of Citizenship:
Country of Incorporation or Formation:



* If you are purchasing Debentures with only your spouse as co-owner, both you and your spouse must sign the signature page. If any co-owner is not your spouse, all co-owners must sign the signature page.



Name of PURCHASER representative, if any:
Address
Telephone



Full Name and Address of PURCHASER for Registration Purposes :
NAME:

ADDRESS:

TEL.  NO.
FAX NO.



CONTACT NAME:

Delivery Instructions (if different from Registration Name:
NAME:
ADDRESS:

TEL.  NO.
FAX NO.

CONTACT NAME:

SPECIAL INSTRUCTIONS:
Exhibit 10.4 AMENDMENT NO.1 TO LEVEL BEST GOLF, INC.
Series A 10% Convertible Debenture due June 1, 2000
Paragraph No. 4 of the Level Best Golf, Inc. Series A 10% Convertible Debenture due June 1, 2000, in the principal amount of US $250,000 (the "Debenture"), is hereby amended to read as follows:



4.	The Holder of this Debenture is entitled, at its option, to convert at any time all of the principal amount of the Debenture, plus accrued interest, commencing forty-five (45) days after the closing of sale of the Debenture (the "Closing"), provided that the principal amount is at least US $10,000 (unless if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less than Ten Thousand Dollars [US $10,000], then the whole amount thereof) into shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to the lesser of (a) the Market Price on the Closing, or (b) 75% of the Market Price on the Conversion Date. For purposes of this Section 4, the Market Price shall be the average closing bid price of the Common Stock on the five (5) trading days immediately preceding the Closing or Conversion Date, as may be applicable, as reported by the National Association of Securities Dealers for companies trading the over-the-counter market or, in the event the Common Stock is listed on a stock exchange, the Market Price shall be the average closing bid price of the Common Stock on such stock exchange on the five (5) trading days immediately preceding the Closing or Conversion Date, as reported in the Wall Street Journal. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice attached as Exhibit "A", executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash or Common Stock upon conversion. No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed to the

Company or if earlier, the date set forth in such notice of conversion if the Debenture is received by the Company within three (3) business days therefrom. Facsimile delivery of the conversion notice shall be accepted by the Company at telephone number (813) 535-0077. Certificates representing Common Stock upon conversion will be delivered within two (2) business days from the date the notice of conversion is delivered to the Company.



Dated: July 7, 1997	LEVEL BEST GOLF, INC '
By /s/ Fred L. Solomon, President